Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Government Income Fund

Supplement dated February 28, 2014 to the Prospectus and Statement of Additional Information, each dated December 27, 2013, as supplemented February 25, 2014

Fund Name Change

The Board of Directors of BMO Funds, Inc. approved changing the name of the BMO Government Income Fund to the BMO Mortgage Income Fund.  Effective March 1, 2014, all references in the Prospectus and Statement of Additional Information to the BMO Government Income Fund are deleted and replaced with references to the BMO Mortgage Income Fund.

The Fund’s investment objective, principal investment strategies, and risks will remain the same.

Thank you for your investment in the BMO Funds.  Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

This supplement should be retained with your Prospectus for future reference.